Saul Centers Annual Presentation to Shareholders 2024Exhibit 99.(a)

Annual Presentation to Shareholders – May 9, 2025 2 Forward Looking Statements Safe Harbor Statement Certain matters discussed within this presentation may be deemed to be forward-looking statements within the meaning of the federal securities laws. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in the forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained. These factors include, but are not limited to, the risk factors described in our Annual Report on Form 10-K for the year ended December 31, 2024 and include the following: (i) the ability of our tenants to pay rent, (ii) our reliance on shopping center “anchor” tenants and other significant tenants, (iii) our substantial relationships with members of the B. F. Saul Company and certain other affiliated entities, each of which is controlled by B. Francis Saul II and his family members, (iv) risks of financing, such as increases in interest rates, restrictions imposed by our debt, our ability to meet existing financial covenants and our ability to consummate planned and additional financings on acceptable terms, (v) our development activities, (vi) our access to additional capital, (vii) our ability to successfully complete additional acquisitions, developments or redevelopments, or if they are consummated, whether such acquisitions, developments or redevelopments perform as expected, (viii) adverse trends in the retail, office and residential real estate sectors, (ix) risks relating to cybersecurity, including disruption to our business and operations and exposure to liabilities from tenants, employees, capital providers, and other third parties, (x) risks generally incident to the ownership of real property, including adverse changes in economic conditions, changes in the investment climate for real estate, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, the relative illiquidity of real estate and environmental risks, and (xi) risks related to our status as a REIT for federal income tax purposes, such as the existence of complex regulations relating to our status as a REIT, the effect of future changes to REIT requirements as a result of new legislation and the adverse consequences of the failure to qualify as a REIT. Given these uncertainties, readers are cautioned not to place undue reliance on any forward-looking statements that we make, including those in this presentation. Except as may be required by law, we make no promise to update any of the forward-looking statements as a result of new information, future events or otherwise. You should carefully review the risks and risk factors included in (i) our Annual Report on Form 10-K for the year ended December 31, 2024, and (ii) our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025. 2

Annual Presentation to Shareholders – May 9, 2025 3 Non-GAAP Measures Funds from Operations (“FFO”) The National Association of Real Estate Investment Trusts (“Nareit”) developed FFO as a relative non-GAAP financial measure of performance of an equity Real Estate Investment Trust (“REIT”) in order to recognize that income-producing real estate historically has not depreciated on the basis determined in accordance with accounting principles generally accepted in the United States (“GAAP”). FFO is defined by Nareit as net income, computed in accordance with GAAP, plus real estate depreciation and amortization, and excluding impairment charges on real estate assets and gains or losses from real estate dispositions. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs, which is disclosed in our consolidated statements of cash flows included in our annual and quarterly reports filed with the SEC. There are no material legal or functional restrictions on the use of FFO. FFO should not be considered as an alternative to net income, its most directly comparable GAAP measure, as an indicator of our operating performance, or as an alternative to cash flows as a measure of liquidity. Management considers FFO a meaningful supplemental measure of operating performance because it primarily excludes the assumption that the value of the real estate assets diminishes predictably over time (i.e. depreciation), which is contrary to what we believe occurs with our assets, and because industry analysts have accepted it as a performance measure. FFO may not be comparable to similarly titled measures employed by other REITs. Reconciliations of FFO to net income are included in our annual and quarterly reports filed with the SEC. Property Net Operating Income Property net operating income is a non-GAAP financial measure of performance. Property net operating income is defined as net income plus (a) interest expense, net and amortization of deferred debt costs, (b) depreciation and amortization of deferred leasing costs, (c) general and administrative expenses, (d) change in fair value of derivatives, and (e) loss on the early extinguishment of debt minus (f) gains on property dispositions, (g) straight-line base rent, and (h) above/below market lease amortization of leases acquired in connection with purchased real estate investment properties. Property net operating income does not represent income generated from operating activities in accordance with GAAP and is not necessarily indicative of net income, which is disclosed in our consolidated statements of operations included in our Annual Report on Form 10-K for the year ended December 31, 2024, and Quarterly Report on Form 10-Q for the three months ended March 31, 2025. There are no material legal or functional restrictions on the use of property net operating income. Property net operating income should not be considered as an alternative to net income, its most directly comparable GAAP measure, as an indicator of our operating performance, or as an alternative to cash flows as a measure of liquidity. Management uses property net operating income to evaluate and compare the operating performance of the Company's properties, and to determine trends in earnings, because this measure is not affected by the cost of the Company's funding, the impact of depreciation and amortization expenses, gains or losses from the acquisition and sale of operating real estate assets, general and administrative expenses or other gains and losses that relate to the ownership of its properties. The Company believes the exclusion of these items from net operating income is useful because the resulting measure captures the actual revenue generated and actual expenses incurred by operating the Company's properties. Other REITs may use different methodologies for calculating property net operating income. Accordingly, the Company’s property net operating income may not be comparable to those of other REITs. A reconciliation of property net operating income to net income is included in our annual and quarterly reports filed with the SEC. In the ensuing presentation, certain disclosures of property net operating income (a) include straight-line base rent and/or (b) exclude the net operating income of properties that were not in operation for the entirety of the comparable periods. Such variations from the definition of property net operating income are identified as such. 3

Annual Presentation to Shareholders – May 9, 2025 4 73.6% 15.4% 11.0% Shopping Centers Office Apartments Total Portfolio Composition (measured by property net operating income) 2024 Shopping Centers – 73.6% Office – 15.4% Apartments – 11.0% 2014 Shopping Centers – 76.4% Office – 20.5% Apartments – 3.2% 2024 DC / Baltimore – 86.1% Other – 13.9% 2014 DC / Baltimore – 85.0% Other – 15.0% 86.1% 13.9% DC / Baltimore Other During 2024, 74% of property net operating income was generated by shopping centers. (Property net operating income as used here includes straight-line rent adjustments) We remain committed to our core business of owning and operating grocery-anchored, neighborhood shopping centers. Our shopping centers contributed 73.6% of property net operating income in 2024. Since 2014, the percentage of property net operating income from our apartments has increased from 3.2% to 11.0%, while the percentage derived from office buildings declined from 20.5% in 2014 to 15.4% in 2024. Our most recent developments have primarily been focused on Washington, DC area mixed-use apartment buildings. We expect our apartments to continue driving growth in our portfolio. 4

Annual Presentation to Shareholders – May 9, 2025 5 Total Portfolio Growth (2004 - 2024) P ro p er ty N et O p er at in g I n co m e (i n m il li o n s) Operating properties: 29 to 58 Leasable area: 5.3 million to 10.2 million square feet Property net operating income: 5.0% compound annual growth rate Growth Since Inception in 1994: - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 180.0 200.0 - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 180.0 200.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 (Property net operating income as used here includes straight-line rent adjustments) Total portfolio same property net operating income (exclusive of straight-line rent adjustments) increased 3.3% in 2024 compared to 2023. Same property net operating income increased year over year as follows: • 3.3% at shopping centers • 3.5% at office buildings • 3.0% at apartments 5

Annual Presentation to Shareholders – May 9, 2025 6 Mixed-Use Development 750 N. Glebe Road Arlington, Virginia Portfolio Spotlight Twinbrook Quarter Phase I Rockville, MD The Milton at Twinbrook Quarter opened and residential tenants began moving in on October 1, 2024. As of May 5, 2025, 274 of 452 residential units (61%) have been leased and occupied. The base building is complete, and approximately 101,400 square feet of commercial space (96%) has been leased. Wegmans has announced that it will open in June 2025. We anticipate the other retail space will open at various times during 2025 and 2026 as tenants complete their buildouts. 6

Annual Presentation to Shareholders – May 9, 2025 7 Shopping Center Pad Sites  We leverage land available at our existing centers to add pad site buildings  We currently have five new pad sites either under lease or under negotiation Thruway, Winston-Salem, NC From time to time, we use land available at our existing shopping centers to add free-standing pad site buildings. These pad site additions provide attractive cash-on-cash returns and can be quickly accretive. We currently have five new pad sites either under lease or under negotiation. 7

Annual Presentation to Shareholders – May 9, 2025 8 Shopping Center Core Operations Annual Presentation to Shareholders – May 13, 2022 9 $91,259 $117,685 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2014 2024 Shopping Center Property Net Operating Income from Grocery-Anchored Centers Property Net Operating Income ($000s) 76% ● 81% ● (Property net operating income as used here includes straight-line rent adjustments) Thirty-four of our 50 shopping centers are anchored by a grocery store. These core centers produced approximately 81% of our shopping center property net operating income in 2024. These essential businesses drive foot and vehicle traffic and contribute stability to our portfolio’s income. 8

Annual Presentation to Shareholders – May 9, 2025 9 Shopping Center Leasing Percentage Y ea r- E n d L ea si n g P er ce n ta g e 95.4% 96.0% 95.2% 95.1% 95.5% 93.1% 93.4% 94.7% 95.3% 96.4% 82% 84% 86% 88% 90% 92% 94% 96% 98% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 10 yr. Avg. = 95.0% Over the past ten years, our year-end shopping center leasing percentage has averaged 95.0%. Our shopping center leasing percentage as of December 31, 2024 was 96.4%. Included in the 96.4% of space leased as of December 31, 2024, is approximately 170,000 square feet of shopping center space that is leased but that has not yet been occupied by the tenant. Collectively, these leases are expected to produce approximately $4.4 million of additional annualized future base rent upon tenant occupancy and following any contractual rent concessions. 9

Annual Presentation to Shareholders – May 9, 2025 10 Shopping Center Small Shop Leasing Percentage (in-line spaces < 10,000 square feet) Y ea r- E n d S m al l S h o p L ea si n g P er ce n ta g e 91.2% 90.4% 91.0% 92.1% 90.2% 88.9% 89.6% 91.2% 94.7% 95.2% 70% 74% 78% 82% 86% 90% 94% 98% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 10 yr. Avg. = 91.5% As of December 31, 2024, our small shop leasing percentage was 95.2% of small shop available space, a 0.5 percentage point increase year-over-year, and 3.7 percentage points higher than our ten-year average of 91.5%. 10

Annual Presentation to Shareholders – May 9, 2025 11 74.0% 76.0% 79.0% 78.0% 76.0% 73.0% 80.5% 82.2% 84.7% 81.3% 58% 63% 68% 73% 78% 83% 88% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Shopping Center Tenant Renewal Percentage 10 yr. Avg. = 78.5% A v er ag e R en ew al P er ce n ta g e A significant contributor to income growth is the number of existing tenants renewing their leases. A higher renewal percentage minimizes lost income from vacancy and reduces landlord capital costs often necessary in re-tenanting space. The percentage of shopping center tenants renewing leases, as measured by expiring base rents, averaged approximately 78.5% over the past ten years. In 2024, 81.3% of shopping center tenants renewed. Base rents from tenants renewing in 2024 increased 4.7% over their expiring base rents. 11

Annual Presentation to Shareholders – May 9, 2025 12 Shopping Center Property Net Operating Income Growth 0.4% 3.0% 2.1% -1.1% 1.6% -5.0% 5.7% 0.9% 4.2% 2.8% -7.0% -5.0% -3.0% -1.0% 1.0% 3.0% 5.0% 7.0% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 (Property net operating income as used here includes straight-line rent adjustments) After a sharp increase in 2021 following the height of the COVID-19 pandemic in 2020, our shopping center property net operating income has demonstrated continued growth, improving 2.8% year-over-year in 2024. 12

Annual Presentation to Shareholders – May 9, 2025 13 Shopping Center Lease Expirations Schedule $17,240 $16,680 $20,458 $22,324 $25,274 $10,174 $8,124 $3,892 $5,486 $4,401 $12,728 $0 $4,000 $8,000 $12,000 $16,000 $20,000 $24,000 $28,000 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 Thereafter A n n u al M in im u m R en t (i n t h o u sa n d s) The majority of our shopping center tenants are signed to long-term leases, reducing the risk associated with re- leasing space. We actively work to re-lease spaces well before their lease expiration dates. As of December 31, 2024, only 11.8% of shopping center leases, as measured by annual minimum rent, are scheduled to expire during 2025. 13

Annual Presentation to Shareholders – May 9, 2025 14 Office 601 Pennsylvania Avenue, Washington, DC The office market continues to be challenging in the Washington DC metropolitan area as workforce trends, government policy, and the aftermath of the COVID-19 pandemic are reshaping tenant preferences and office attendance. 14

Annual Presentation to Shareholders – May 9, 2025 15 Office Leasing Percentage Y ea r- E n d L ea si n g P er ce n ta g e 91.1% 86.5% 94.5% 93.6% 91.6% 88.4% 82.3% 82.5% 86.0% 87.9% 62% 66% 70% 74% 78% 82% 86% 90% 94% 98% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 10 yr. Avg. = 88.4% Over the past ten years, our year-end office leasing percentage has averaged 88.4%. In spite of office market headwinds, our office leasing percentage as of December 31, 2024, was 87.9%, an increase of 1.9 percentage points compared to 2023. At March 31, 2025, our office leasing percentage remained at 87.9%. 15

Annual Presentation to Shareholders – May 9, 2025 16 Significant Tenant Concentration (year ended December 31, 2024) Percentage of Portfolio Revenue Percentage of Portfolio SF # of LocationsTenant Name 4.8% 6.4%11Giant Food 1.8% 1.2%10CVS 1.6% 0.5%1America’s Health Insurance Plans 1.4% 2.8%6Safeway 1.3% 3.0%2Home Depot 1.3% 0.7%1Airlines Reporting Corporation 1.3% 2.5%2Lowe’s Home Center 1.2% 1.9%4Kroger / Harris Teeter 1.2% 2.4%5Publix Super Markets 0.9% 0.4%1Target 16.8% 21.8%43Total One of our key leasing strategies is to anchor our commercial properties with large, financially stable, essential businesses. We believe this strategy provides predictability in our income streams and makes for financially healthier shopping centers and office properties. 16

Annual Presentation to Shareholders – May 9, 2025 17 Apartments Hampden House Bethesda, MD Projected Delivery: 2025 The Milton at Twinbrook Quarter Rockville, MD Delivered: 2024 The Waycroft Arlington, VA Delivered: 2020 Park Van Ness Washington, DC Delivered: 2016 Lyon Place Arlington, VA Delivered: 2010 Our recent development focused on transit-oriented, residential properties with ground floor retail in the Washington, DC area. 17

Annual Presentation to Shareholders – May 9, 2025 18 97.8% 96.7% 96.7% 98.2% 96.3% 94.8% 97.1% 97.2% 98.0% 98.3% 80% 84% 88% 92% 96% 100% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Apartments Leasing Percentage 10 yr. Avg. = 97.1%(Includes stabilized properties only) Y ea r- E n d L ea si n g P er ce n ta g e As of December 31, 2024, our apartment leasing percentage was 98.3%, trending above the ten-year year-end average of 97.1%. 18

Annual Presentation to Shareholders – May 9, 2025 19 Apartments Property Net Operating Income 3.0% 3.1% 5.6% 6.1% 6.3% 6.4% 9.3% 10.4% 11.2% 12.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 (As % of total portfolio property net operating income. Includes stabilized properties only) 244 515 1,006 1,458 1,824 - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2010 2016 2020 2024 2025 Total Units Available Cumulative Total Portfolio Apartment Units Available Lyon Place at Clarendon Center (244 units) Park Van Ness (271 units) The Waycroft (491 units) The Milton at Twinbrook Quarter (452 units) Hampden House (366 units) *New units shown by year property was or is forecasted to be delivered * * * * * (Property net operating income as used here includes straight-line rent adjustments) We have four operating apartment houses in our portfolio. With The Milton at Twinbrook Quarter recently opened and Hampden House scheduled to open late 2025, we expect the residential percentage of our total portfolio property net operating income to continue to grow. 19

Development and Growth


Twinbrook Quarter
White Flint
Hampden House
Park Van Ness
The Waycroft
Clarendon Center
Shady Grove
Rockville
Twinbrook
North Bethesda
Grosvenor-Strathmore
Medical Center
Bethesda
Friendship Heights
Cleveland Park
Woodley Park
Dupont Circle
Farragut North
Rosslyn
Green arrows indicate current development locations
Yellow arrow indicates future development location
Blue arrows indicate operating property locations

Development Pipeline

Mixed-Use development pipeline nearby three Metro sites

- 1,779 apartment units
- 378,000 SF of retail
- 431,000 SF of office

Twinbrook Quarter (additional phases) and Hampden House

- 1,600,000 SF of additional mixed-use development

North Bethesda (White Flint)

Saul Centers

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As we look toward future growth, we have current and future development sites along the Washington, DC area Metrorail Red Line, including additional phases of Twinbrook Quarter in Rockville, Hampden House in Bethesda, and White Flint in North Bethesda.

Saul Centers

Annual Presentation to Shareholders – May 9, 2025

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Twinbrook Quarter

Rockville, Maryland


Wegmans
coming
2025



Saul Centers

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The first phase of our 18-acre project in Rockville, Maryland, is located adjacent to the Twinbrook Station on Metrorail's Red Line and includes 452 apartment units and approximately 105,000 square feet of commercial space, including an 80,000 square foot Wegmans and 25,000 square feet of small shop retail.

The Milton at Twinbrook Quarter opened and residential tenants began moving in on October 1, 2024. As of May 5, 2025, 274 of 452 residential units (61%) have been leased and occupied. The base building is complete, and approximately 101,400 square feet of commercial space (96%) has been leased. Wegmans has announced that it will open in June 2025. We anticipate the other retail space will open at various times during 2025 and 2026 as tenants complete their buildouts.

Saul Centers

Annual Presentation to Shareholders – May 9, 2025

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Annual Presentation to Shareholders – May 9, 2025 22 Rendering of proposed Glebe Road development Hampden House Bethesda, Maryland Our Hampden House development is located adjacent to both the forthcoming Maryland Purple Line light rail and the Metrorail’s Red Line in downtown Bethesda, Maryland. It will include 366 apartments and 10,100 square feet of ground floor retail. Exterior façade installation is nearly complete. Interior work continues, with drywall being installed on the 25th floor and appliances on the 22nd floor. The development is expected to open in late 2025. 22

Annual Presentation to Shareholders – May 9, 2025 23 Funds From Operations (FFO) & Dividends $2.95 $3.03 $3.18 $3.11 $3.08 $2.88 $3.14 $3.10 $3.17 $3.10 $1.72 $1.92 $2.05 $2.09 $2.12 $2.12 $2.20 $2.34 $2.36 $2.36 $- $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 FFO per share Dividend per share FFO was $3.10 per basic share in 2024, a $0.07 decrease from 2023, primarily due to the initial operations of Twinbrook Quarter Phase I. We continued our strong record of distributions to shareholders, declaring dividends of $2.36 per share in both 2023 and 2024. 23

Annual Presentation to Shareholders – May 9, 2025 24 $0 $134,100 $0 $17,800 $25,500 $23,700 $0 $90,100 $28,800 $54,000 $484,800 $0 $75,000 $150,000 $225,000 $300,000 $375,000 $450,000 $525,000 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 & Beyond Maturities of Fixed-Rate Mortgage and Construction-Permanent Loans Balloon Principal Payment Owed at Maturity * Debt Structure (as of March 31, 2025) (i n t h o u sa n d s) • $525 million unsecured credit facility ($100 million term loan and $425 million line of credit) • As of March 31, 2025, $296 million was outstanding under the credit facility • 87.5% of total debt is fixed-rate, with an average interest rate of 4.72% • Weighted average term to maturity (fixed and variable rate debt) – 8.5 years * Excludes unsecured credit facility maturities We have no mortgage debt maturities in 2025. Our remaining maturities of outstanding debt are well-laddered through 2041. This laddered maturity schedule minimizes the risk associated with potential future capital market volatility. The $425 million revolving line of credit within our credit facility has an initial maturity of August 2025, with an extension option until August 2026. 24

Annual Presentation to Shareholders – May 9, 2025 25 Capital Summary • $185 million perpetual preferred stock carries a 6.05% weighted average dividend rate • As of March 31, 2025, our cash balance was approximately $6.5 million and our undrawn availability under our credit facility was approximately $132.4 million M ar k et C ap it al iz at io n ( in m il li o n s) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Debt Preferred Equity Common Equity As of December 31, 2024, a holder of our stock since our August 1993 IPO has received a compounded annual total return of 8.4%, including both dividends and share price appreciation. 25

Annual Presentation to Shareholders – May 9, 2025 26 Thank You 26